COMPREHENSIVE PARTNERSHIP AGREEMENT

1. Purpose

The purpose of this agreement is for Kyoto Sangyo University (hereinafter referred to as "KSU"), GrowHub Innovation Centre @ Food Innovation Precinct Western Australia("FIPWA") (hereinafter referred to as "GH-IC"), and GrowHub Japan Co., Ltd. (hereinafter referred to as "GHJ") to mutually cooperate to build an ecosystem to encourage entrepreneurship and innovation among students, businesspersons and entrepreneurs working in the KSU and GH-IC.

2. Nature of Cooperation

In order to achieve the purpose set forth in the preceding article, KSU, GH-IC, and GHJ shall cooperate in the following matters:

1) Exchange of knowledge on entrepreneurship development
2) Short-term visiting program for students related to KSU
3) Short-term internship for students related to KSU
4) Interaction between KSU students and businesses and companies within GH-IC
5) Giving advice by KSU faculty members to business persons and entrepreneurs working in GH-IC
6) Mentoring and advice to students working in KSU
7) Joint (empirical) research
8) Other matters necessary to achieve the purpose

3. Liaison

KSU, GH-IC, and GHJ shall each establish a liaison and hold discussions as necessary to promote smooth and effective coordination and cooperation under this Agreement.

4. Expense

The expense burden of the projects to be implemented under this Agreement shall be determined by discussion between KSU, GH-IC, and GHJ for each project.

5. Confidentiality

In cooperating and collaborating under this Agreement, KSU, GH-IC, and GHJ shall not disclose or divulge to any third party any information other than that which has been agreed upon in advance by the other parties.

6. Termination

The term of this Agreement shall be from the date of conclusion of the Agreement to March 31st, 2025. However, if there is no special indication of intent from either KSU, GH-IC, or GHJ by the expiration of the effective period of this agreement, this agreement shall be deemed to be renewed for another one year, and the same shall apply thereafter.

7. Other

In addition to the provisions of this agreement, when necessary, KSU, GH-IC, and GHJ shall stipulate such matters through consultation on a case-by-case basis.

In order to certify the execution of this Agreement, three (3) copies of this document shall be prepared, signed by KSU, GH-IC, and GHJ, and one (1) copy shall be held by each of the three parties.

8th/September/2023

Motoyama, Kamigamo, Kita-Ku, Kyoto-City
Kyoto Sangyo University
President. AKIRA KUROSAKA

Signature Akira Kurosaka

37 Dollyup Street, Stake Hill, Western Australia, 6181
GrowHub Innovation Centre @ Food Innovation Precinct Western Australia
Director. CHAN CHOON YEW, LESTER

Signature

Nishijin Sangyo Souzou Kaikan 2F, 97 Kainokamicho, Kamigyo-ku, Kyoto
GrowHub Japan Co., Ltd.
Representative Director CEO. DAIKI NAKAOKA

Signature Daiki Nakaoka